COLONIAL INVESTMENT GRADE BOND FUND
                     LIBERTY-STEIN ROE ADVISOR FLOATING
                          RATE ADVANTAGE FUND
                   STEIN ROE ADVISOR FLOATING RATE FUND

                          Class A, B and C Shares

                         Supplement to Prospectuses
              (Replacing Supplements dated February 1, 2000)

The Funds' prospectuses are amended as follows:

During the period February 1 through June 15, 2000, shareholders will pay a reduced sales charge on purchases of Class A shares according to the following table:

         Dollar Amount of

           Transaction                  Sales Charge

Less than $100,000                          1.50%
$100,000 to less than $500,000              1.50%
$500,000 to less than $1,000,000            1.25%
$1,000,000 or more                          0.00%

Purchases of $1,000,000 to $5,000,000 are subject to a 1.00% Early Withdrawal Charge (calculated on the lesser of cost or market value) on redemptions within 18 months from the first day of the month following each purchase. The portion of a purchase in excess of $5,000,000 will not be subject to the Early Withdrawal Charge.

INT-36/310B-0500                            May 1, 2000